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                                                                      EXHIBIT 21

SUBSIDIARIES OF REGISTRANT
HOME PROPERTIES OF NEW YORK, INC. OWNS INTEREST IN:                   STATE OF
                                                                      FORMATION

Home Properties of New York, L.P.                                     New York
Home Properties Trust                                                 Maryland
200 East Avenue Associates, LP                                        New York
Black Brook Housing Company, L.P.                                     New York
HP Knolls LP                                                          New York
HP Knolls II, LP                                                      New York
Home Properties Fentil, Inc.                                          Maryland
Lenox Landing LLC                                                     New York
Oak Square Housing Company, L.P.                                      New York
Peppertree Apartment Company                                          New York
Riverwood Apartment Company                                           New York
Sunset Garden Limited Partnership                                     New York
Washington Township Associates, LP                                    New York
HME/Fairways at Village Green                                         New York
Home Properties/Fairways at Village Green                             New York
Home Properties Southern Meadows, Inc.                                Maryland
Perinton Development Corp.                                            New York

HOME PROPERTIES OF NEW YORK, L.P. OWNS INTEREST IN:

CORPORATIONS:
Home Properties Management, Inc. (Class B. Stock)                     New York
Conifer Realty Corporation (Class B Stock)                            Maryland
Conifer Construction (Home Properties Management, Inc.)               Maryland

PARTNERSHIP:
175 North Clinton Associates, L.P.                                    New York
200 East Avenue Associates, L.P.                                      New York
1400 Associates LP                                                    New York
Alfred Housing Associates                                             New York
Ambassador Associates, L.P.                                           New York
Apple Meadow Limited Partnership                                      New York
Arcade Manor, A Limited Partnership                                   New York
Arlington Manor LP                                                    New York
Bellwood Gardens, L.P.                                                New York
Belmont Village Court, A Limited Partnership                          New York
Black Brook Housing Company                                           New York
Blairview Associates                                                  New York
Bolivar Manor, Limited Partnership                                    New York
Bridgeview Apartments, A Limited Partnership                          New York
Brown Square I Associates LP                                          New York
Candlelight Lane Associates, L.P.                                     New York
Canisteo Manor, L.P.                                                  New York
Canton Housing Redevelopment Company                                  New York
Carrolltown Heights, A Limited Partnership                            New York


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Carthage Court Housing Company, L.P.                              New York
Carthage Housing Company, L.P.                                    New York
Cattaraugus Manor, L.P.                                           New York
Claire Court Associates, L.P.                                     New York
College Greene Rental Associates, L.P.                            New York
Concord Associates                                                New York
Conifer Baldwinsville Associates                                  New York
Conifer Bridgeport Associates                                     New York
Conifer Central Square Associates, L.P.                           New York
Conifer Cortland Associates                                       New York
Conifer Dexter Associates                                         New York
Conifer Dundee Associates LP                                      New York
Conifer Elmira Associates                                         New York
Conifer Fort Hill Associates, L.P.                                New York
Conifer Gateway Associates                                        New York
Conifer Genesee Associates                                        New York
Conifer Greenway Associates, L.P.                                 New York
Conifer Hasting Associates                                        New York
Conifer Irondequoit Associates                                    New York
Conifer Keuka Associates                                          New York
Conifer Lafargeville Associates                                   New York
Conifer Meadowview Associates                                     New York
Conifer Mendon Associates                                         New York
Conifer Ontario Associates                                        New York
Conifer Oswego Associates                                         New York
Conifer Palmyra Associates                                        New York
Conifer Penn Yan Associates LP                                    New York
Conifer Pinehurst Associates                                      New York
Conifer Riverton Associates                                       New York
Conifer Stratford Associates                                      New York
Conifer Syracuse Associates                                       New York
Conifer Utica Associates, L.P.                                    New York
Conifer Waterville Associates                                     New York
Conifer Wayne Associates                                          New York
Conifer Wedgewood Associates                                      New York
Conneaut, Ltd.                                                    New York
Connellsville Heritage Apartments, A Limited Partnership          Pennsylvania
Corinth Housing Redevelopment Co., L.P.                           New York
Creekside Apartments, a limited partnership                       Pennsylvania
East Court V Associates                                           New York
Ellis Hollow Associates, L.P.                                     New York
Essex Evansdown Associates                                        New York
Evergreen Hills Associates, L.P.                                  New York
Evergreen Hills II Associates LP                                  New York
Evergreen Hills 3 Associates LP                                   New York
Family Housing Council LTD                                        New York
Freedom Apartments, Limited Partnership                           New York
Geneva Garden Associates, L.P.                                    New York
Geneva, Ltd.                                                      New York
Glen Apartments, A Limited Partnership                            New York
Gouverneur Senior Housing Associates, LP                          New York

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Greater Rochester Housing                                         New York
Greenwich Housing Redevelopment Co.                               New York
Greenwood Apartments, A Limited Partnership                       Pennsylvania
Groton Housing Redevelopment Co.                                  New York
Hancock Housing Redevelopment Co.                                 New York
Harrison City Associates, A Limited Partnership                   Pennsylvania
Hillside Terrace Associates, L.P.                                 New York
HME/Fairways at Village Green Partnership                         New York
HP-BC Limited Partnership                                         New York
HP Hudson Terrace Associates L.P.                                 New York
HP Knolls I Associates, L.P.                                      New York
HP Knolls II Associates, L.P.                                     New York
Home Properties Blackhawk, L.P.                                   New York
Home Properties/Fairways at Village Green                         New York
Home Properties Canterbury No. 1 Limited Partnership              Maryland
Home Properties Canterbury No. 2 Limited Partnership              Maryland
Home Properties Canterbury No. 3 Limtied Partnership              Maryland
Home Properties Gateway Village Limited Partnership               Maryland
Home Properties of Newark Limited Partnership                     Maryland
Home Properties Owings Run Limited Partnership                    Maryland
Home Properties Owings Run 2 Limited Partnership                  Maryland
Home Properties Shakespeare Park Limited Partnership              Maryland
Home Properties/Olde Mill                                         New York
Home Properties Village Square Limited Partnership                Maryland
H T Development Associates LP                                     New York
Huntington Associates LP                                          New York
Independence Apartments, A Limited Partnership                    Pennsylvania
Lafarge Housing Associates                                        New York
Lake City, Limited Partnership                                    Pennsylvania
Lake Street Apartments, L.P.                                      Pennsylvania
Lenox Landing Associates, L.P.                                    New York
Liberty Apartments, Ltd.                                          Pennsylvania
Lima Manor Associates                                             New York
Linda Lane Associates                                             New York
Linderman Creek Associates LP                                     New York
Little Creek Apartments, a limited partnership                    Pennsylvania
Little Valley Estates, L.P.                                       Pennsylvania
M.V. Commercial Associates (general partnership)                  New York
Macartovin Associates, a limited partnership                      New York
Malone Housing Redevelopment Co.                                  New York
Malvina Street Apartments, a limited partnership                  Pennsylvania
Maple Leaf Apartments, L.P.                                       Pennsylvania
Mendon II Associates                                              New York
Mercer Manor, A Limited Partnership                               Pennsylvania
Monica Place Associates                                           New York
Moses Dewitt Associates LP                                        New York
Mt. Vernon Associates LP                                          New York
Nichols Housing Associates LP                                     New York
Northwood Associates                                              New York
Norwich Housing Redevelopment Co.                                 New York
Oak Square Housing Company, L.P.                                  New York


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Old Friends Limited Partnership                                    Maryland
Oneonta Housing Co., I.P.                                          New York
Ontario II Associates                                              New York
Oswayo Apartments, A Limited Partnership                           New York
P-K Partnership                                                    Pennsylvania
Parkview Apartments, A Limited Partnership                         Pennsylvania
Peppertree Apartments Company, L.P.                                New York
Peppertree Park Company, L.P.                                      New York
Plattsburgh Housing Company, L.P.                                  New York
Port Byron Housing Redevelopment Company, L.P.                     New York
Portville Manor, A Limited Partnership                             Pennsylvania
Portville Square Apartments, A Limited Partnership                 Pennsylvania
Ravena Housing Co.                                                 New York
Rivercourt Apartments                                              Pennsylvania
Riverwood Apartments Company II, L.P.                              New York
Riverwood Apartments Company, L.P.                                 New York
R J P Associates, L.P.                                             New York
Rose Square Apartments, L.P.                                       Pennsylvania
Salina Square Assoicates, L.P.                                     New York
Sandy Creek Associates                                             New York
Schroon Lake Housing Redevelopment Co.                             New York
Scottdale Plaza Apartments, A Limited Partnership                  Pennsylvania
Seneca Woods Apartments, A Limited Partnership                     New York
Sheffield Country Manor, A Limited Partnership                     Pennsylvania
Sherburne Housing Redevelopment Company, L.P.                      New York
Sherry Lake Associates                                             New York
Sidney Housing Company, LP                                         New York
Sidney Park Housing Company, LP                                    New York
Silver Maples Associates                                           Pennsylvania
South 15th Apartments, L.P.                                        New York
St. Bernard's Associates, L.P.                                     New York
St. Bernards II Associates LP                                      New York
St Joes Heritage Associates LP                                     New York
St. Michael's Associates, L.P.                                     New York
St. Paul Genesee Associates                                        New York
Summit Manor, A Limited Partnership                                Pennsylvania
Taylor Terrace Apartments, A Limited Partnership                   Pennsylvania
Tionesta Manor, A Limited Partnership                              New York
Tower View, Limited Partnership                                    Pennsylvania
Townview Apartments, A Limited Partnership                         Pennsylvania
Towpath II Associates LP                                           New York
Tremont Station, Limited Partnership                               Pennsylvania
Trinity Hudson Associates, L.P.                                    New York
Valley Park South Partnership                                      New York
Village Square Associates                                          New York
Washington Park Associates                                         New York
Washington Township Associates, L.P.                               New York
Webster Manor Associates                                           New York
Wilmington Housing Redevelopment Co.                               New York
Windsor Place Associates, L.P.                                     New York
Woodside Apartments, A Limited Partnership                         Pennsylvania


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Yorkshire Corners, A Limited Partnership                           Pennsylvania

LIMITED LIABILITY COMPANIES:
Carriage Hill Venture, LLC                                         Michigan
Carriage Park Associates, LLC                                      Michigan
Century Investors, LLC                                             New York
Cherry Hill Village Venture, LLC                                   Michigan
The Colony of Home Properties, LLC                                 New York
Conifer Marwood Development LLC                                    Maryland
Curren Terrace,LLC                                                 New York
Deerfield Woods Home Properties LLC                                Michigan
Dunedin, LLC                                                       Indiana
Dunedin I, LLC                                                     Indiana
Dunedin II, LLC                                                    Indiana
Dunedin III, LLC                                                   Indiana
Home Properties Bayberry Place, LLC                                New York
Home Properties Bonnie Ridge LLC                                   Maryland
Home Properties Broadlawn, LLC                                     New York
Home Properties Canterbury No. 4, LLC                              Maryland
Home Properties Carriage Hill, LLC                                 Virginia
Home Properties Carriage House LLC                                 Maryland
Home Properties Castle Club, LLC                                   New York
Home Properties Colonies, LLC                                      New York
Home Properties Country Village LLC                                Maryland
Home Properties Courtyard Village, LLC                             New York
Home Properties Cypress Place LLC                                  New York
Home Properties of Devon, LLC                                      New York
Home Properties Elmwood Terrace, LLC                               Maryland
Home Properties Falcon Crest Townhouses, LLC                       Maryland
Home Properties Golf Club, LLC                                     New York
Home Properties Hampton Court, LLC                                 New York
Home Properties Hauppauge, LLC                                     New York
Home Properties Lake Grove, LLC                                    New York
Home Properties Manor, LLC                                         New York
Home Properties Mansion House, LLC                                 New York
Home Properties Maple Lane I, LLC                                  New York
Home Properties Maple Lane II, LLC                                 New York
Home Properties Maryland, LLC                                      Maryland
Home Properties Maryland II, LLC                                   Maryland
Home Properties Maryland III, LLC                                  Maryland
Home Properties Maryland IV, LLC                                   Maryland
Home Properties Meadows, LLC                                       New York
Home Properties Michigan Management, LLC                           Michigan
Home Properties Morningside Heights LLC                            Maryland
Home Properties Morningside North, LLC                             Maryland
Home Properties Morningside Six, LLC                               Maryland
Home Properties Orleans Village, LLC                               New York
Home Properties Parkview Gardens, LLC                              New York
Home Properties Pavilion, LLC                                      Maryland
Home Properties Pines of Perinton, LLC                             New York
Home Properties Racquet Club East, LLC                             New York

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Home Properties Rolling Park, LLC                                  Maryland
Home Properties Sandalwood, LLC                                    New York
Home Properties Seminary Hills, LLC                                Virginia
Home Properties Seminary Towers, LLC                               Virginia
Home Properties Selford Townhouses, LLC                            Maryland
Home Properties Sherwood Gardens, LLC                              New York
Home Properties South Bay Manor, LLC                               New York
Home Properties Southern Meadows, LLC                              New York
Home Properties Tamarron, LLC                                      Maryland
Home Properties Timbercroft I, LLC                                 Maryland
Home Properties Timbercroft III, LLC                               Maryland
Home Properties Trexler Park, LLC                                  New York
Home Properties Virginia Village, LLC                              New York
Home Properties Wellington, LLC                                    New York
Home Properties William Henry, LLC                                 New York
Home Properties William Henry II, LLC                              New York
Home Properties William Henry III, LLC                             New York
Home Properties WMF I, LLC                                         New York
Home Properties Woodholme Manor, LLC                               New York
Leland Gardens LLC                                                 New York
Macomb Apartments Home Properties LLC                              Michigan
Morningside Senior Housing Associates, LLC                         Maryland
Patchogue Senior Apartments, LLC                                   New York
Royal Gardens Associates LLC                                       New York
Woodgate Place Associates LLC                                      New York